EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                AS ADOPTED PURSUANT TO SECTION 906 OF THE
                                    SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Boston Financial Tax Credit Fund VIII (the "Fund") on Form 10-KSB for the year ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer and Principal Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



                                       /s/Greg Judge
                                       Greg Judge
                                       Principal Executive Officer and
                                       Principal Financial Officer
                                       Arch Street VIII, LP, as
                                       Managing General Partner of
                                       Boston Financial Tax Credit Fund VIII,
                                       A Limited Partnership


                                                   Date:  June 30, 2008

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

                                                   EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                     AS ADOPTED PURSUANT TO SECTION 906 OF THE
                                    SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Boston Financial Tax Credit Fund VIII (the "Fund") on Form 10-KSB for the year ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer and Principal Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



                                   /s/Greg Judge
                                    Greg Judge
                                    Principal Executive Officer and
                                    Principal Financial Officer
                                    Arch Street VIII, LP, as
                                    Managing General Partner of
                                    Boston Financial Tax Credit Fund VIII,
                                    A Limited Partnership


                                                  Date:  June 30, 2008

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.